Exhibit 10.1

Certain identified information marked with [***] has been excluded from the exhibit because it is both not material and is the type that the registrant treats as private or confidential.

Vital Farms, Inc.
RSU Award Grant Notice
(2020 Equity Incentive Plan)

Vital Farms, Inc. (the “Company”) has awarded to you (the “Participant”) the number of restricted stock units specified and on the terms set forth below in consideration of your services (the “RSU Award”). Your RSU Award is subject to all of the terms and conditions as set forth herein and in the Company’s 2020 Equity Incentive Plan (the “Plan”) and the Award Agreement (the “Agreement”), which are attached hereto and incorporated herein in their entirety. Capitalized terms not explicitly defined herein but defined in the Plan or the Agreement shall have the meanings set forth in the Plan or the Agreement.

Participant:

Date of Grant:

Vesting Commencement Date: See Vesting Conditions

Target Number of Restricted

Stock Units (“Target RSUs”):

Maximum Number of Restricted

Stock Units (“Maximum RSUs”):

Vesting Schedule: As provided in the Vesting Conditions set forth in Exhibit A attached hereto.

Issuance Schedule: One share of Common Stock will be issued for each restricted stock unit which vests at the time set forth in Section 6 of the Agreement.

Participant Acknowledgements: By your signature below or by electronic acceptance or authentication in a form authorized by the Company, you understand and agree that:

•
The RSU Award is governed by this RSU Award Grant Notice (the “Grant Notice”), and the provisions of the Plan and the Agreement, all of which are made a part of this document. Unless otherwise provided in the Plan, this Grant Notice and the Agreement (together, the “RSU Award Agreement”) may not be modified, amended or revised except in a writing signed by you and a duly authorized officer of the Company.
•
You have read and are familiar with the provisions of the Plan, the RSU Award Agreement and the Prospectus. In the event of any conflict between the provisions in the RSU Award Agreement, or the Prospectus and the terms of the Plan, the terms of the Plan shall control.
•
The RSU Award Agreement sets forth the entire understanding between you and the Company regarding the acquisition of Common Stock and supersedes all prior oral and written agreements, promises and/or representations on that subject with the exception of: (i) other equity awards previously granted to you, and (ii) any written employment agreement, offer letter, severance agreement, written severance plan or policy, or other written agreement between the Company and you in each case that specifies the terms that should govern this RSU Award.

Vital Farms, Inc. Participant:

By:

Signature Signature

Title: Date:

Date:

Attachments: Vesting Conditions, RSU Award Agreement, 2020 Equity Incentive Plan

Exhibit A

VESTING CONDITIONS

The restricted stock units (the “RSUs”) subject to the RSU Award will vest, if at all, in accordance with this Exhibit A, subject to the terms and conditions of the Grant Notice, the Agreement and the Plan.

This Exhibit A forms part of the RSU Award Grant Notice to which it is attached, and all references to “Grant Notice” in the RSU Award Grant Notice and the Agreement shall include both the RSU Award Grant Notice and this Exhibit A. Capitalized terms not explicitly defined in this Exhibit A but defined in the Grant Notice, the Agreement or the Plan shall have the same definitions as in the Grant Notice, the Agreement or the Plan.

1.
Number of Certified RSUs and Vesting Date.
(a)
Number of Certified RSUs.
(i)
The Compensation Committee of the Board (the “Committee”) will determine and certify the number of RSUs subject to the RSU Award that are entitled to vest based on the level of achievement of each Performance Metric (as defined below) pursuant to the terms of this Exhibit A (the “Certified RSUs”).
(ii)
The number of Certified RSUs will be equal to the number of Total Earned RSUs, with the resulting number rounded up to the nearest whole share; provided, however, that, the number of Certified RSUs may not be greater than the number of Maximum RSUs.
(iii)
If the Committee determines that any RSUs will not vest based on the level of achievement of any Performance Metric, such unvested RSUs will be forfeited effective as of the Certification Date (as defined below) at no cost to the Company, and you will have no further right, title or interest in such RSUs or the Common Stock theretofore issuable in respect of such portion of the RSU Award.
(b)
Certification Date. The Committee will determine and certify the number of Certified RSUs as soon as administratively practicable following the end of the Performance Period (such date, the “Certification Date”).
(c)
Vesting Date. The Certified RSUs will vest on the Certification Date (the “Vesting Date”), subject to your Continuous Service through the Vesting Date.
(d)
Definitions. For purposes of the RSU Award, the following definitions shall apply:
(i)
[***]
(ii)
[***]

(iii)
“Fiscal Year” means the applicable fiscal year of the Company and its consolidated subsidiaries, which period shall be the 52-53-week year ending on the last Sunday in December of such year (e.g., “Fiscal Year 2026” refers to the Fiscal Year ending December 27, 2026).
(iv)
“GAAP” means U.S. generally accepted accounting principles.
(v)
[***]
(vi)
“Performance Metric” means, as applicable, each of the following: (A) the [***] Performance Metric (as defined in Section 2(a) of this Exhibit A); and (B) the [***] Performance Metric (as defined in Section 3(a) of this Exhibit A).
(vii)
“Performance Period” means the period commencing on (and including) the first calendar day of Fiscal Year 2024 (December 25, 2023) and ending on (and including) the last calendar day of Fiscal Year 2026 (December 27, 2026).
(viii)
“Release Condition” means the requirement that you (or your personal representative, if applicable) execute a general waiver and release, in such a form as provided by the Company (the “Release”), within the applicable time period set forth therein, and such Release must become effective in accordance with its terms, which must occur in no event more than 60 days following the applicable termination date.
(ix)
“Total Earned RSUs” means the sum of the following: (A) the [***] Earned RSUs (as defined and determined in accordance with Section 2(c) of this Exhibit A); and (B) the [***] Earned RSUs (as defined and determined in accordance with Section 3(c) of this Exhibit A).
2.
Performance Metric – [***]
(a)
Performance Metric. For purposes of this Section 2, the performance metric is [***] (the “[***] Performance Metric”).
(b)
Weighting. The vesting of 50% of the number of the Target RSUs subject to the RSU Award will be based on the level of achievement of the [***] Performance Metric.
(c)
Earned RSUs. The number of RSUs subject to the RSU Award that are entitled to vest based on the level of achievement of the [***] Performance Metric (the “[***] Earned RSUs”) will be determined in accordance with the following table, with linear interpolation used to determine the number of [***] Earned RSUs to the extent that actual achievement falls between the threshold, target and maximum achievement levels set forth in the following table:

Achievement Level	[***] Performance Metric ([***])	Number of [***] Earned RSUs (% of Target RSUs)
	Less than [***]	0%
Threshold	[***]	50%
Target	[***]	100%
Maximum	[***] or greater	200%

3.
Performance Metric – [***]
(a)
Performance Metric. For purposes of this Section 3, the performance metric is [***] (the “[***] Performance Metric”).
(b)
Weighting. The vesting of 50% of the number of the Target RSUs subject to the RSU Award will be based on the level of achievement of the [***] Performance Metric.
(c)
Earned RSUs. The number of RSUs subject to the RSU Award that are entitled to vest based on the level of achievement of the [***] Performance Metric (the “[***] Earned RSUs”) will be determined in accordance with the following table, with linear interpolation used to determine the number of [***] Earned RSUs to the extent that actual achievement falls between the threshold, target and maximum achievement levels set forth in the following table:

Achievement Level	[***] Performance Metric ([***])	Number of [***] Earned RSUs (% of Target RSUs)
	Less than [***]	0%
Threshold	[***]	50%
Target	[***]	100%
Maximum	[***] or greater	200%

4.
Termination of Employment.
(a)
General. Except as otherwise provided herein, in the event that your Continuous Service is terminated for any reason prior to the Vesting Date, the RSU Award shall immediately be forfeited at no cost to the Company, and you will have no further right, title or interest in the RSUs or the Common Stock theretofore issuable in respect of the RSU Award.
(b)
Vesting Acceleration. Notwithstanding anything to the contrary in this Exhibit A and subject to satisfaction of the Release Condition, in the event that your Continuous

Service is terminated prior to the Vesting Date (i) due to your death or Disability or (ii) by the Company (or any parent or subsidiary of the Company) without Cause or as a result of your resignation for Good Reason, in either case during the time period beginning on the date on which a Change in Control becomes effective and ending on the first anniversary of the effective date of such Change in Control, the vesting of the RSU Award shall accelerate at 100% of the target level, such that the number of Total Earned RSUs shall equal the Target RSUs.
(c)
Additional Definitions. For purposes of the RSU Award, the following definitions shall apply:
(i)
“Cause” has the meaning ascribed to such term (or an analogous term) in any written agreement between you and the Company defining such term and, in the absence of such agreement, means the occurrence of any of the following events: (i) your material failure to follow any proper and lawful directive of the Board that remains uncured more than thirty (30) days after a written demand is delivered to you that specifically identifies the manner in which the Board believes that you have failed to follow such instructions, provided, that failure to meet performance targets shall not, in and of itself, be deemed a failure to follow any such instructions; (ii) your commission of an act of: (a) fraud, embezzlement, or theft; or (b) dishonesty that injures the business, business reputation or business relationships of the Company; (iii) your commission or conviction of, or pleading guilty or nolo contendere to, a felony; and (iv) your material violation of any agreement between you and the Company or of any material Company policy that remains uncured (if curable) more than thirty (30) days after written notice thereof is delivered to you that specifically identities such violation. The determination of whether a termination is for Cause shall be made by the Board in its sole and exclusive judgment and discretion.
(ii)
“Disability” has the meaning ascribed to such term (or an analogous term) in any written agreement between you and the Company defining such term and, in the absence of such agreement, means a physical or mental illness, impairment or infirmity (other than an absence from work on an approved maternity or paternity leave) that renders you unable to perform your essential functions, including your duties under your employment agreement with the Company, with reasonable accommodation, as determined by a physician selected by the Company and acceptable to you or your legal representative, for at least ninety (90) days during any 365-consecutive-day period.
(iii)
“Good Reason” has the meaning ascribed to such term (or an analogous term) in any written agreement between you and the Company defining such term and, in the absence of such agreement, means any of the following conditions or actions taken by the Company without Cause and without your consent: (i) a material breach by the Company of an agreement between you and the Company; (ii) the Company materially reduces your base salary or the target percentage eligibility established for your annual bonus, in either case by 10%, other than any Company-wide reduction in compensation of employees; (iii) the Company materially reduces your duties, authority or responsibilities relative to your duties, authority or responsibilities in effect immediately prior to such reduction; provided, however, that the mere conversion of the Company to a subsidiary, division or unit of an acquiring entity in connection with a Change in Control, or a change in your reporting relationships or title following a Change in Control, will not be deemed a material diminution in and of itself; or (iv) the Company relocates the facility that is your principal place of business with the Company to a location more than fifty (50) miles from the immediately preceding location (excluding regular travel in the ordinary course of business); provided, further, that in each case above, in order for your resignation to be deemed to have been for Good Reason, you must first give the Company written notice of the action or omission giving rise to “Good Reason” within thirty (30) days after the first occurrence thereof; the Company must fail to reasonably cure such action or omission within thirty (30) days after receipt of such notice (the “Cure Period”), and your resignation must be effective not later than thirty (30) days after the expiration of such Cure Period.
5.
Committee Discretion. The Committee shall have the right to adjust or modify the calculation of the Performance Metrics as permitted under the Plan or contemplated herein. For instance, adjustments shall be made as the Committee deems necessary or appropriate in its sole discretion to take account of any (i) acquisitions, divestitures, reorganization, restructuring, or any other specific unusual or nonrecurring events or conditions that occur during the Performance Period, and/or (ii) changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results, including such changes that result in gains, losses or expenses determined to be extraordinary or unusual in nature or infrequent in occurrence, in each case, affecting the Company or any of its subsidiaries or the financial statements of the Company or any of its subsidiaries.

Vital Farms, Inc.

2020 Equity Incentive Plan

Award Agreement (RSU Award)

As reflected by your Restricted Stock Unit Grant Notice (“Grant Notice”) Vital Farms, Inc. (the “Company”) has granted you a RSU Award under its 2020 Equity Incentive Plan (the “Plan”) for the number of restricted stock units as indicated in your Grant Notice (the “RSU Award”). The terms of your RSU Award as specified in this Award Agreement for your RSU Award (the “Agreement”) and the Grant Notice constitute your “RSU Award Agreement”. Defined terms not explicitly defined in this Agreement but defined in the Grant Notice or the Plan shall have the same definitions as in the Grant Notice or Plan, as applicable.

The general terms applicable to your RSU Award are as follows:

1.
Governing Plan Document. Your RSU Award is subject to all the provisions of the Plan, including but not limited to the provisions in:
(a)
Section 6 of the Plan regarding the impact of a Capitalization Adjustment, dissolution, liquidation, or Transaction on your RSU Award;
(b)
Section 9(f) of the Plan regarding the Company’s retained rights to terminate your Continuous Service notwithstanding the grant of the RSU Award; and
(c)
Section 8(c) of the Plan regarding the tax consequences of your RSU Award.

Your RSU Award is further subject to all interpretations, amendments, rules and regulations, which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the RSU Award Agreement and the provisions of the Plan, the provisions of the Plan shall control.

2.
Grant of the RSU Award. This RSU Award represents your right to be issued on a future date the number of shares of the Company’s Common Stock that is equal to the number of restricted stock units indicated in the Grant Notice as modified to reflect any Capitalization Adjustment and subject to your satisfaction of the vesting conditions set forth therein (the “Restricted Stock Units”). Any additional Restricted Stock Units that become subject to the RSU Award pursuant to Capitalization Adjustments as set forth in the Plan and the provisions of Section 4 below, if any, shall be subject, in a manner determined by the Board, to the same forfeiture restrictions, restrictions on transferability, and time and manner of delivery as applicable to the other Restricted Stock Units covered by your RSU Award.
3.
Vesting. Your Restricted Stock Units will vest, if at all, in accordance with the vesting schedule provided in the Grant Notice, subject to the provisions contained herein and the terms of the Plan. Vesting will cease upon the termination of your Continuous Service.

4.
Dividends. You may become entitled to receive payments equal to any cash dividends and other distributions paid with respect to a corresponding number of shares of Common Stock to be issued in respect of the Restricted Stock Units covered by your RSU Award. Any such dividends or distributions shall be subject to the same forfeiture restrictions as apply to the Restricted Stock Units and shall be paid at the same time that the corresponding shares are issued in respect of your vested Restricted Stock Units, provided, however that to the extent any such dividends or distributions are paid in shares of Common Stock, then you will automatically be granted a corresponding number of additional Restricted Stock Units subject to the RSU Award (the “Dividend Units”), and further provided that such Dividend Units shall be subject to the same forfeiture restrictions and restrictions on transferability, and same timing requirements for issuance of shares, as apply to the Restricted Stock Units subject to the RSU Award with respect to which the Dividend Units relate.
5.
Withholding Obligations. As further provided in Section 8 of the Plan, you hereby authorize withholding from payroll and any other amounts payable to you, and otherwise agree to make adequate provision for, any sums required to satisfy the federal, state, local and foreign tax withholding obligations, if any, which arise in connection with your RSU Award (the “Withholding Obligation”) in accordance with the withholding procedures established by the Company. Unless the Withholding Obligation is satisfied, the Company shall have no obligation to deliver to you any Common Stock in respect of the RSU Award. In the event the Withholding Obligation of the Company arises prior to the delivery to you of Common Stock or it is determined after the delivery of Common Stock to you that the amount of the Withholding Obligation was greater than the amount withheld by the Company, you agree to indemnify and hold the Company harmless from any failure by the Company to withhold the proper amount.
6.
Date of Issuance.
(a)
The issuance of shares in respect of the Restricted Stock Units is intended to comply with Treasury Regulations Section 1.409A-1(b)(4) and will be construed and administered in such a manner. Subject to the satisfaction of the Withholding Obligation, if any, in the event one or more Restricted Stock Units vests, the Company shall issue to you one (1) share of Common Stock for each Restricted Stock Unit that vests on the applicable vesting date(s) (subject to any adjustment under Section 4 above, and subject to any different provisions in the Grant Notice). Each issuance date determined by this paragraph is referred to as an “Original Issuance Date.”
(b)
If the Original Issuance Date falls on a date that is not a business day, delivery shall instead occur on the next following business day. In addition, if:
(i)
the Original Issuance Date does not occur (1) during an “open window period” applicable to you, as determined by the Company in accordance with the Company’s then-effective policy on trading in Company securities, or (2) on a date when you are otherwise permitted to sell shares of Common Stock on an established stock exchange or stock market (including but not limited to under a previously established written trading plan that meets the requirements of Rule 10b5-1 under the Exchange Act and was entered into in compliance with the Company’s policies (a “10b5-1 Arrangement)), and
(ii)
either (1) a Withholding Obligation does not apply, or (2) the Company decides, prior to the Original Issuance Date, (A) not to satisfy the Withholding Obligation by withholding shares of Common Stock from the shares otherwise due, on the Original Issuance Date, to you under this Award, and (B) not to permit you to enter into a “same day sale” commitment with a broker-dealer (including but not limited to a commitment under a 10b5-1 Arrangement) and (C) not to permit you to pay your Withholding Obligation in cash,
(iii)
then the shares that would otherwise be issued to you on the Original Issuance Date will not be delivered on such Original Issuance Date and will instead be delivered on the first business day when you are not prohibited from selling shares of the Company’s Common Stock in the open public market, but in no event later than December 31 of the calendar year in which the Original Issuance Date occurs (that is, the last day of your taxable year in which the Original Issuance Date occurs), or, if and only if permitted in a manner that complies with Treasury Regulations Section 1.409A-1(b)(4), no later than the date that is the 15th day of the third calendar month of the applicable year following the year in which the shares of Common Stock under this Award are no longer subject to a “substantial risk of forfeiture” within the meaning of Treasury Regulations Section 1.409A-1(d).
(c)
To the extent the RSU Award is a Non-Exempt RSU Award, the provisions of Section 11 of the Plan shall apply.
7.
Lock-Up Period. By accepting your RSU Award, you agree that you will not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale with respect to any shares of Common Stock or other securities of the Company held by you, for a period of one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act or such longer period as the underwriters or the Company will request to facilitate compliance with FINRA Rule 2241 or any successor or similar rules or regulation (the “Lock-Up Period”); provided, however, that nothing contained in this Section 7 will prevent the exercise of a repurchase option, if any, in favor of the Company during the Lock-Up Period. You further agree to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriters that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to your shares of Common Stock until the end of such period. You also agree that any transferee of any shares of Common Stock (or other securities) of the Company held by you will be bound by this Section 7. The underwriters of the Company’s stock are intended third party beneficiaries of this Section 7 and will have the right, power and authority to enforce the provisions hereof as though they were a party hereto.
8.
Transferability. Except as otherwise provided in the Plan, your RSU Award is not transferable, except by will or by the applicable laws of descent and distribution.
9.
Transaction. Your RSU Award is subject to the terms of any agreement governing a Transaction involving the Company, including, without limitation, a provision for the appointment of a stockholder representative that is authorized to act on your behalf with respect to any escrow, indemnities and any contingent consideration.
10.
No Liability for Taxes. As a condition to accepting the RSU Award, you hereby (a) agree to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from the RSU Award or other Company compensation and (b) acknowledge that you were advised to consult with your own personal tax, financial and other legal advisors regarding the tax consequences of the RSU Award and have either done so or knowingly and voluntarily declined to do so.
11.
Severability. If any part of this Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of this Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Agreement (or part of such a Section) so declared to be unlawful or invalid will, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.
12.
Other Documents. You hereby acknowledge receipt of or the right to receive a document providing the information required by Rule 428(b)(1) promulgated under the Securities Act, which includes the Prospectus. In addition, you acknowledge receipt of the Company’s Trading Policy.
13.
Questions. If you have questions regarding these or any other terms and conditions applicable to your RSU Award, including a summary of the applicable federal income tax consequences please see the Prospectus.